UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 20, 2019

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900,

Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 20, 2019, CyrusOne Inc., a Maryland corporation (the “Company”), announced that its operating partnership, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) and CyrusOne Finance Corp., a Maryland corporation and a wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Issuers agreed to issue and sell to the Underwriters $600 million aggregate principal amount of 2.900% senior notes due 2024 (the “2024 Notes”) and $600 million aggregate principal amount of 3.450% senior notes due 2029 (together with the 2024 Notes, the “Notes”). The closing of the sale of the Notes is expected to occur on December 5, 2019, subject to the satisfaction of customary closing conditions. The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 3, 2019 (Registration Nos. 333-231203, 333-231203-14 and 333-231203-15), a base prospectus, dated May 3, 2019, included as part of the registration statement, and a prospectus supplement, dated November 20, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The foregoing summary is qualified in its entirety by reference to the Underwriting Agreement, which is attached herewith as Exhibit 1.1 and is incorporated herein by reference.

ITEM 8.01 - OTHER EVENTS

On November 20, 2019, the Company issued a press release announcing that the Issuers have priced their previously announced public offering of the Notes. A copy of this press release is attached herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 20, 2019, by and among CyrusOne Inc., CyrusOne LP, CyrusOne Finance Corp., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters specified therein.

99.1	Press Release Announcing Pricing of Public Offering of Senior Notes.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: November 21, 2019	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

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